SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 10, 1999
                             ----------------------
                 MENLO ACQUISITION CORP. FDBA FOCUS SURGERY, INC
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          DELAWARE               0-22136         77-0332937
-------------------------------------------------------------------------------
 (State or other jurisdiction of incorporation) (Commission File (IRS Employer
                                                 Number)     Identification No.)
                   100 Misty Lane Parsippany, NJ         07054
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (793) 560-1400
-------------------------------------------------------------------------------

                     113 Tynan Way, Portola Valley, CA 94028
--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                               since last report.)

Item 1.  Changes in Control of Registrant.
Item 2.  Acquisition or Disposition of Assets.
Item 3.  Bankruptcy or Receivership.

As previously reported, on February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division (Case No. 96-41107-N). As also previously reported, the bankruptcy court entered an order on October 28, 1998 confirming the Registrant's Second Amended Plan of Reorganization (the "Plan"), a copy of which was filed as an Exhibit to the Registrant's Current Report on Form 8-K dated November 20, 1998. On March 10, 1999, Menlo Acquisition Corp. completed the purchase of Environmental Waste Management Associates, LLC, Environmental Waste Management Associates, Inc., Integrated Analytical Laboratories, LLC and Integrated Analytical Laboratories, Inc.

Pursuant to the Plan, as described more fully in the Debtor's Second Amended Disclosure Statement filed August 12, 1998 and approved by order of the bankruptcy court filed August 26, 1998 (the "Disclosure Statement"), upon the closing of the Registrant's acquisition of the entities and businesses described for securities representing 95% of all the issued and outstanding shares of the Registrant after reorganization, the executive officers and directors of the Registrant were Richard S. Greenberg, Chairman and Chief Operating Officer, Lawrence B. Seidman, President, General Counsel and Director, and George Greenberg, Secretary and Director. Information concerning the acquired entities and businesses and the persons who serve as executive officers and directors of the Registrant after reorganization is set forth in the Disclosure Statement.

Item 4.  Changes in Registrant's Certifying Accountants.

The unaudited monthly financial information the Registrant filed with the bankruptcy court during the pendency of the Chapter 11 proceeding were filed with the Securities and Exchange Commission under cover of Form 8-K. However, the Registrant did not engage an independent accountant to audit its financial statements, since at least February 9, 1996, the date on which it filed for protection under Chapter 11, almost three years ago.

As of January 19, 1999, a new independent accountant has been engaged to audit the Registrant's financial statements: J. H. Cohn LLP, 75 Eisenhower Parkway, Roseland, NJ 07068. The new independent accountant had no relationship with the Registrant prior to the new engagement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a), (b) Financial information with respect to the acquired entities and businesses is set forth in the Disclosure Statement. Required financial statements and pro forma financial information are not included in this report, but will be filed within 60 days.

(c) No exhibits are filed with this report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MENLO ACQUISITION CORP.


Date:   March 10, 1999                       By:/ss/Richard S. Greenberg
                                             --------------------------------
                                             Name:Richard S. Greenberg
                                             Title:Chairman, and Chief
                                                   Operating Officer